Exhibit 10.11c

THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Third Amendment”) is made and entered into as of November 21, 2008, by and between THE LACLEDE GROUP, INC., a Missouri corporation (“Borrower”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Lender”), and has reference to the following facts and circumstances (the “Recitals”):

A.           Borrower and Lender executed the Amended and Restated Revolving Credit Agreement dated as of August 4, 2005 (the “2005 Agreement”).

B.           The 2005 Agreement was previously amended as provided in the First Amendment to Amended and Restated Revolving Credit Agreement dated as of March 31, 2008 and the Second Amendment to Amended and Restated Revolving Credit Agreement dated as of August 4, 2008 (the 2005 Agreement as amended thereby, hereafter referred to as the “Agreement”; all capitalized terms used and not otherwise defined in this Third Amendment shall have the respective meanings ascribed to them in the Agreement).

C.           Borrower and Lender desire to further amend the Agreement, in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1.           Recitals.  The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2.           Amendment to Agreement.  The Agreement is amended as follows:

(a)        The following definition of “2008 LGC Loan Agreement” is added to Section 1.01 the Agreement in the correct alphabetical order:

“2008 LGC Loan Agreement shall mean the Loan Agreement dated as of November 17, 2008, executed by LGC, as Borrower, the Lenders party thereto, and U.S. Bank National Association, as Administrative Agent, as the same may from time to time be amended, modified, extended, renewed or restated.”

(b)        The following is added to the end of Section 5.02 of the Agreement:

“In addition, Borrower covenants and agrees not to contribute the proceeds of any Loans hereunder to LGC unless the Revolving Credit Commitments under the 2008 LGC Loan Agreement have been fully advanced by Lenders.”

3.           Costs and Expenses.  Borrower hereby agrees to reimburse Lender upon demand for all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by Lender in the preparation, negotiation and execution of this Third Amendment and any and all other agreements, documents, instruments and/or certificates relating to this Third Amendment.  All of the obligations of Borrower under this paragraph shall survive the payment of Borrower’s Obligations and the termination of the Agreement as amended hereby.

4.           References to Agreement.  All references in the Agreement to “this Agreement” and any other references of similar import shall henceforth mean the Agreement as amended by this Amendment.

5.           Full Force and Effect.  Except to the extent specifically amended by this Third Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the Note shall be and remain in full force and effect and the same are hereby ratified and confirmed.

6.           Benefit.  This Third Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement as amended by this Amendment.

7.           Representations and Warranties.  Borrower hereby represents and warrants to Lender that:

(a)        the execution, delivery and performance by Borrower of this Third Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)        the execution, delivery and performance by Borrower of this Third Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or Bylaws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality authority, agency or official or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its property is bound or to which Borrower or any of its property is subject;

(c)        this Third Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)        all of the representations and warranties made by Borrower in the Agreement and/or in any of the other Transaction Documents are true and correct in all material respects on and as of the date of this Third Amendment as if made on and as of the date of this Third Amendment; and

(e)        as of the date of this Third Amendment, no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing.

8.           Release.  Borrower hereby unconditionally releases, acquits, waives, and forever discharges Lender and its successors, assigns, directors, officers, agents, employees, representatives and attorneys from any and all liabilities, claims, causes of action or defenses, if any, and for any action taken or for any failure to take any action, existing at any time prior to the execution of this Third Amendment.

9.           Inconsistency.  In the event of any inconsistency or conflict between this Third Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

10.         Missouri Law.  This Third Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

11.         Notice Required by Section 432.047 R.S. Mo.  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S))

AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

12.           Conditions Precedent.  Notwithstanding any provision contained in this Third Amendment to the contrary, this Third Amendment shall not be effective unless and until Lender shall have received the following, all in form and substance acceptable to Lender:

(a)           this Third Amendment, duly executed by Borrower;

(b)           the Consent of Guarantor duly executed by Laclede Energy;

(c)           the following organizational documents of Borrower:  (i) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment; (ii) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and (iii) a certificate of corporate good standing of Borrower issued by the Secretary of State of the State of Missouri, or other evidence of good standing satisfactory to Lender;

(d)           the following organizational documents of Laclede Energy:  (i) a copy of resolutions of the Board of Directors of Laclede Energy, duly adopted, which authorize the execution, delivery and performance of the Consent of Guarantor; (ii) an incumbency certificate, executed by the Secretary of Laclede Energy, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing the Consent of Guarantor; and (iii) a certificate of corporate good standing of Laclede Energy issued by the Secretary of State of the State of Missouri, or other evidence of good standing satisfactory to Lender; and

(e)           such other documents and information as reasonably requested by Lender.

IN WITNESS WHEREOF, Borrower and Lender have executed this Third Amendment as of the day and year first above written.

(SIGNATURES ON FOLLOWING PAGE)

SIGNATURE PAGE-
THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

Borrower:

THE LACLEDE GROUP, INC.

By:	/s/ Lynn D. Rawlings
Lynn D. Rawlings, Treasurer and Assistant Secretary

Lender:

U.S. BANK NATIONAL ASSOCIATION,

By:	/s/ Karen Meyer
Karen Meyer, Vice President